SETTLEMENT AGREEMENT AND GENERAL RELEASE

This Settlement Agreement and Release (the “Agreement”) is made as of this 15th day of August 2007 (the “Effective Date”) by and between BERRY-SHINO SECURITIES, INC. (“BSSI”), an Arizona corporation having its principal place of business at 15100 N. 78th Way, Suite 100, Scottsdale, Arizona 85260, and its affiliates, subsidiaries and parents, on the one hand, and NEW DRAGON ASIA CORPORATION (“NDAC”), a corporation organized and existing under the laws of Florida having a principal place of business at 2808 International Chamber of Commerce Tower, Fuhua Three Road, Shenzhen, China, and its affiliates, subsidiaries and parents, on the other hand (each of the foregoing, along with their successors and assigns, a “Party” and collectively, the “Parties”).

WHEREAS, on or about July 16, 2003 and March 18, 2004, BSSI alleges it entered into private placement agreements with NDAC (the “Private Placement Agreements”), pursuant to which BSSI was to render services as NDAC’s private placement agent;

WHEREAS, BSSI alleges it is entitled to certain warrants (“Warrants”) to purchase Class A Common Stock, $.0001 par value (“Common Stock”), as a portion of its placement agency fee pursuant to the terms of the Private Placement Agreements;

WHEREAS, NDAC disputes BSSI’s claims concerning entitlement to the Warrants and the Parties hereto desire to resolve this dispute (the “Dispute”) without litigation and its attendant costs and without admission of liability by NDAC;

NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter made, and for other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the Parties agree as follows:

1.  Within thirty (30) days of the execution and delivery of this Agreement by all Parties, NDAC shall issue to BSSI an aggregate of 275,000 restricted shares of Class A Common Stock of NDAC (the “Restricted Shares”). When issued, the Restricted Shares will be fully paid and non-assessable and have been issued pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”). The certificate evidencing the Restricted Shares shall bear a restrictive legend, prohibiting transfer except in accordance with applicable security laws, and stock transfer instructions should be maintained with respect thereto. The certificates shall bear a legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAW OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURTIES LAWS.

BSSI shall be permitted to transfer and/or sell the Restricted Stock as permitted under Rule 144 or another exemption from registration under the Securities Act.

2.  BSSI, on behalf of itself and its affiliates, agents, employees, officers, directors, members, subsidiaries and parents, and their respective successors and assigns (the “Releasors”), hereby irrevocably and completely release and discharge NDAC, its present or former affiliates, subsidiaries, parents, directors, officers, shareholders, employees and representatives, and their respective successors and assigns (the “Releasees”) from, and hereby waive, any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, complaints, covenants, contracts, controversies, agreements, promises, damages, judgments, claims, counterclaims, demands, losses and other liabilities whatsoever, in law or equity, which any Releasor, its directors, officers, employees, agents and representatives, and their respective successors and assigns, ever had, now has, or hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the Effective Date, whether presently known or unknown, asserted or unasserted, against any Releasee, including, without limitation, any and all claims arising out of, related to, or connected with the Dispute, the Warrants, the Common Stock, the Private Placement Agreements, the Restricted Shares or any other agreement between the Parties.

3.  Neither Party hereto shall issue any press release or statement with regard to the terms and provisions of this Agreement without the consent of the other, nor shall any Party disclose to any third party (other than its respective employees, directors and officers, in their capacity as such, on a need-to-know basis) any information with respect to the financial terms and/or provisions of this Agreement except: (a) to the extent necessary to comply with local, state and federal law (including, but not limited to, federal securities laws) or a valid court order of a court with competent jurisdiction, in which event the Party making such disclosure shall so notify the other Party as promptly as is practicable (if possible, prior to making such disclosure) and shall seek confidential treatment of such information; (b) to its parent, subsidiary or other affiliated companies, their banks, auditors and attorneys and similar professionals (collectively, its “Permitted Recipients”), provided that the disclosing Party shall be liable to the other Party in the event that any of its Permitted Recipients disclose any information that the disclosing Party would be prohibited from disclosing pursuant to this paragraph; (c) in order to enforce its rights pursuant to this Agreement; and (d) to a bona fide prospective or an actual buyer or financier as well as the Permitted Recipients thereof.

4.  Each Party to this Agreement shall have the express right to assign all duties, obligations, privileges and rights granted hereunder to a third party with prior written consent of the other Party hereto. The provisions of this Agreement shall bind and inure to the benefit of each of the Parties hereto, their affiliates, subsidiaries, parents, successors, and assigns.

5.  Each Party to this Agreement represents that it has read and understands the foregoing Agreement; that it has had the advice of counsel in entering into this Agreement; that it has the capacity and right to enter into this Agreement; and that it accepts the duties, obligations, privileges, and rights granted hereunder.

6.  If any provision of this Agreement is held to be invalid, illegal or unenforceable, in whole or in part, such provision shall be modified to the minimum extent necessary to make it legal, valid and enforceable, and the remaining provisions shall not in any way be affected or impaired. Neither this Agreement nor any provision hereof may be waived, amended or modified, except by an agreement in writing signed by the Party sought to be bound thereby. This Agreement sets forth the entire and exclusive agreement between the Parties and fully supersedes any and all prior or contemporaneous written, oral or other agreements or understandings between them pertaining to the subject matter hereof. Each Party represents that it has not relied on any representation, warranty or promise that is not specifically set forth in this Agreement.

7.  This Agreement may be executed in multiple original counterparts, each of which is equally admissible in evidence and shall be deemed to be one and the same instrument. This Agreement shall not take effect until each Party has signed a counterpart of this Agreement. Telecopy signatures or signatures delivered by any other electronic device will be relied upon and have the same force and effect as original signatures in all respects, regardless as to whether or not the parties subsequently circulate duplicate originals for signature.

8.  This Agreement, including the performance and enforceability hereof, and its subject matter is governed by and will be construed in accordance with the laws of the State of New York, without reference to the principles of conflicts of law.

9.  Any individual signing this Agreement on behalf of a Party represents and warrants that he or she has the full authority to do so.
IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

BERRY-SHINO SECURITIES, INC.		NEW DRAGON ASIA CORPORATION

By:	/s/ Robert L. Berry	By:	/s/ Peter Mak
	Name: Robert L. Berry		Name: Peter Mak
	Title: President		Title: Chief Financial Officer